                                                                    Exhibit 4.18


                SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment"), dated as of March 31, 2003, is entered into by and among FOOTHILL CAPITAL CORPORATION, a California corporation, as agent (in such capacity, "Agent") for the Lenders (defined below), the Lenders signatory hereto, MERCURY AIR GROUP, INC. ("Parent"), HERMES AVIATION, INC. ("New Borrower") and Parent's other Subsidiaries signatory hereto ("Existing Borrowers" and together with Parent and New Borrower, "Borrowers" and each sometimes referred to as a "Borrower").

                                    RECITALS

     A. Existing Borrowers, Agent and the financial institutions from time to time party thereto (the "Lenders") have previously entered into that certain Loan and Security Agreement, dated as of December 30, 2002, as amended by that certain First Amendment to Loan and Security Agreement, dated as of March 12, 2003 (as amended, the "Loan Agreement"), pursuant to which the Lenders have made certain loans and financial accommodations available to the Existing Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Loan Agreement.

     B. New Borrower has previously executed and delivered to Agent a Guaranty and Security Agreement, dated as of December 30, 2002, pursuant to which New Borrower guaranteed the obligations of the Borrowers to Agent and the Lenders under the Loan Agreement.

     C. Borrowers have requested that New Borrower be made a borrower under the Loan Agreement and Agent and the Lenders are willing to grant such request.

     D. Agent, the Lenders and Borrowers now wish to further amend the Loan Agreement under the terms and conditions set forth in this Amendment. Borrowers are entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent's or any Lender's rights or remedies as set forth in the Loan Agreement is being waived or modified by the terms of this Amendment.

                                   AMENDMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows (initially capitalized terms used herein without definition shall have the meanings given in the Loan Agreement):

     1. Amendments to Loan Agreement.


         (a) New Borrower is hereby added as a co-borrower under the Loan Agreement with the same force and effect as if New Borrower had duly executed and delivered the Loan Agreement as a Borrower thereunder in addition to the Existing Borrowers. Without limiting the foregoing:

              (i) The definitions of "Borrower" and "Borrowers" in the preamble of the Loan Agreement are hereby amended to include New Borrower in addition to the Existing Borrowers.

              (ii) New Borrower and each of the Existing Borrowers shall be jointly and severally liable for all Obligations.

              (iii) To secure payment and performance of all Obligations, New Borrower hereby grants to Lender a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to Lender as security, all Collateral, whether now owned or hereafter acquired or existing, and wherever located.

              (iv) New Borrower hereby represents and warrants to Agent and each Lender the truth and accuracy of all representations and warranties applicable to Borrowers in the Loan Agreement (after giving effect to the inclusion of New Borrower).

              (v) New Borrower hereby agrees to perform all of the covenants and agreements applicable to Borrowers in the Loan Agreement and in all of the other Loan Documents.

              (vi) New Borrower agrees that it shall be liable for the payment of all fees set forth in the Fee Letter and required to be paid by Borrowers under the Loan Agreement as if New Borrower was a signatory to the Fee Letter.

              (vii) Agent and, as applicable, the Lenders, shall have all of the rights, remedies, interests and powers as against New Borrower as provided to Agent and the Lenders in relation to Borrowers in the Loan Agreement.

              (viii) All references to "Borrower" or "Borrowers" in any Loan Document shall mean and be a reference to such terms as amended hereby.

         (b) Subsection (q) of the definition of "Eligible Accounts" contained in Section 1.1 of the Loan Agreement is hereby deleted.

         (c) Section 3.2(l) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

              "(l) on or before (i) May 1, 2003, Agent shall have received Assignments of Claims and Notices of Assignments of Claims for the government contracts numbered SPO600-97D-5795, SPO600-98D-5889, SPO600-00D-5000,
SPO600-00D-5007, SPO600-00D-5010, SPO600-00D-5014, SPO600-01D-5101,
SPO600-01D-5102 and SPO600-02C-5211, re-executed on behalf of Maytag in as many counterpart originals as Agent may require, and evidence (in form satisfactory to Agent) of the delivery of such Notices of Assignments of Claim to the respective addressees thereon and (ii) June 30, 2003, Agent shall have received all Notices of Assignment of Claims, duly executed by or on behalf of the parties addressed thereon; and"

         (d) Section 6.10(b) of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

                  "(b) Deliver to Agent every four (4) months, with the first such analysis completed and report delivered on or before April 18, 2003, a risk management analysis in customary form by an auditor selected by Administrative Borrower but satisfactory to Agent in its Permitted Discretion, with respect to Borrowers' methods and procedures to maintain compliance with the terms of Section 6.10(a), such that in the twelve (12) month period immediately following the Closing Date, such methods and procedures with respect to all FBOs have been analyzed, such analysis to be detailed in a report by such auditor, satisfactory to Agent as to scope, methodology, format and substance, upon which Agent is expressly permitted to rely."


     2. Effectiveness of Amendment. Agent must have received the following before this Amendment is effective, and before any Lender is required to extend any credit to any Borrower as provided for by this Amendment:

         (a) this Amendment and the attached Acknowledgement by Guarantors, each fully executed in a sufficient number of counterparts for distribution to all parties; and

         (b) an original Amended and Restated Term Note, substantially in the form of Exhibit A hereto, executed by each Borrower.

     3. Representations and Warranties. Each Borrower represents and warrants as follows:


         (a) Authority. Each Borrowers has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment have been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on each Borrower. No other corporate proceedings are necessary to consummate such transactions. Without in any way limiting the foregoing, New Borrower represents and warrants that (a) it has taken all appropriate corporate actions to consummate the transactions contemplated by the Loan Agreement, (b) it has the requisite corporate power and authority to become a Borrower under the Loan Agreement and to perform the obligations required of a Borrower and (c) that its inclusion as a Borrower under the Loan Agreement and performance of the obligations thereunder do not contravene any law or any contractual restrictions binding on New Borrower.

         (b) Enforceability. This Amendment has been duly executed and delivered by the Borrowers. This Amendment and each Financing Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrowers, enforceable against each Borrower in accordance with its terms, and is in full force and effect.

         (c) Representations and Warranties. The representations and warranties contained in each Financing Agreement (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

         (d) No Default. No event has occurred and is continuing that constitutes an Event of Default and by entering into this Amendment, Agent is not waiving and shall not be deemed to have waived any Event of Default that may exist.

     4. Choice of Law. The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

     5. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

     6. Reference to and Effect on the Loan Documents.


         (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

         (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of each Borrower to Agent without defense, offset, claim or contribution.

         (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

         (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     7. Ratification. Each Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     8. Estoppel. To induce Agent and the Lenders to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, each Borrower hereby acknowledges and agrees that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of any Borrower as against Agent or any Lender with respect to the Obligations.

                       [Signatures follow on next page.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation,
                           as Agent and as a Lender


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           ABLECO FINANCE LLC,
                           a Delaware limited liability company,
                           as a Lender


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR GROUP, INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTERS, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------


                           MERCURY AIR CARGO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------

                           MERCFUEL, INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MAYTAG AIRCRAFT CORPORATION,
                           a Colorado corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           HERMES AVIATION, INC.,
                           a California corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           MERCURY AIR CENTER-BIRMINGHAM, LLC,
                           an Alabama limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------


                           MERCURY AIR CENTER-BAKERSFIELD, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-BURBANK, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER-FRESNO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-LOS ANGELES, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-ONTARIO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-SANTA BARBARA, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-HARTSFIELD, LLC,
                           a Georgia limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER-PEACHTREE-
                           DEKALB, LLC,
                           a Georgia limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------


                           MERCURY AIR CENTER- FT. WAYNE, LLC.,
                           an Indiana limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-JACKSON, LLC.,
                           a Mississippi limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-RENO, LLC,
                           a Nevada limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-TULSA, LLC.,
                           an Oklahoma limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-CHARLESTON, LLC.,
                           a South Carolina limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER-JOHNS ISLAND, LLC.,
                           a South Carolina limited liability company

                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------


                           MERCURY AIR CENTER-NASHVILLE, LLC.,
                           a Delaware limited liability company

                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-ADDISON, INC.,
                           a Texas corporation


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------


                           MERCURY AIR CENTER -- CORPUS
                           CHRISTI, INC.,
                           a Texas corporation


                           By:
                              -------------------------------------------------
                           Title:
                                -----------------------------------------------

                         ACKNOWLEDGEMENT BY GUARANTORS

                           Dated as of March 31, 2003

     Each of the undersigned, being a Guarantor (each a "Guarantor" and collectively, the "Guarantors") under their respective Guaranty and Security Agreement, dated December 30, 2002 and made in favor of Agent for the benefit of the Lenders (each a "Guaranty" and collectively, the "Guaranties"), hereby acknowledges and agrees to the foregoing Second Amendment to Loan and Security Agreement (the "Amendment") and confirms and agrees that its Guaranty is and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that, upon the effectiveness of, and on and after the date of the Amendment, each reference in such Guaranty to (a) the Loan Agreement (as defined in the Amendment), "thereunder", "thereof" or words of like import referring to the "Loan Agreement", shall mean and be a reference to the Loan Agreement as amended or modified by the Amendment and (b) "Borrower" and "Borrowers" shall be deemed to include New Borrower. Although Lender has informed Guarantors of the matters set forth above, and Guarantors have acknowledged the same, each Guarantor understands and agrees that Lender has no duty under the Loan Agreement, the Guaranties or any other agreement with either Guarantor to so notify any Guarantor or to seek such an acknowledgement, and nothing contained herein is intended to or shall create such a duty as to any advances or transaction hereafter.

                           EXCEL CARGO, INC.,
                           a California corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           VULCAN AVIATION, INC.,
                           a California corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           MERCURY ACCEPTANCE CORPORATION,
                           a California corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------

                           JUPITER AIRLINE AUTOMATION SERVICES, INC., a Florida corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           AEG FINANCE CORPORATION,
                           a Delaware corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------

                                   EXHIBIT A

                                    Form of

                         AMENDED AND RESTATED TERM NOTE



$12,500,000                                              Los Angeles, California
                                                               March 31, 2003




     FOR VALUE RECEIVED, MERCURY AIR GROUP, INC., a California corporation and certain of its Subsidiaries signatories hereto (collectively, "Borrowers"), hereby, unconditionally, jointly and severally, promise to pay to the order of FOOTHILL CAPITAL CORPORATION, a California corporation, as Agent (in such capacity, "Agent") for the Lenders (as defined below), at the offices of Agent located at 2450 Colorado Avenue, Suite 3000 West, Santa Monica, California 90404, or at such other place as Agent or any holder hereof may from time to time designate, the principal sum of TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000) in lawful money of the United States of America and in immediately available funds as follows (commencing April 1, 2003):

Date                          Installment Amount
----                          ------------------
Each April 1                    $  1,000,000
Each July 1                     $    500,000
Each October 1                  $  1,000,000
Each December 31                $    500,000


together with interest on the principal amount hereunder remaining unpaid from the date hereof until this Term Note (this "Note") is fully paid, at the rate set forth in that certain Loan and Security Agreement, of even date herewith by and among Borrowers, the lenders signatory thereto (the "Lenders") and Agent (the "Loan Agreement"), such payment commencing January 1, 2003 and payable on the first day of each month thereafter. Interest payable upon and after an Event of Default or termination or non-renewal of the Loan Agreement shall be payable upon demand. Initially capitalized terms used herein without definition shall have the meanings given in the Loan Agreement.

     This Note is the Term Note referred to in the Loan Agreement and is subject to the terms of the Loan Agreement, which provide for, among other things, certain mandatory prepayments with respect hereto and acceleration hereof. This
Note is secured by the Collateral described in the Loan Agreement and all notes, guaranties, security agreements and other agreements, documents and instrument now or at any time hereafter executed and/or delivered by any Borrower or any other party in connection therewith, and is entitled to all of the benefits and rights thereof and of the other Loan Documents, the provisions of which are incorporated herein by this reference.

     Borrowers shall jointly and severally pay all costs of collection, including reasonable attorneys' fees and legal expenses if this Note is not paid when due, whether or not legal proceedings are commenced.

     Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

     This Note amends, restates, replaces and supersedes that certain Term Note, dated December 30, 2002, in the original principal amount of Twelve Million Five Hundred Thousand Dollars ($12,500,000), executed by Borrowers (other than Hermes Aviation, Inc.) to the order of Agent, which note is null, void and of no further legal force or effect.

                           MERCURY AIR GROUP, INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTERS, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CARGO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCFUEL, INC.,
                           a Delaware corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MAYTAG AIRCRAFT CORPORATION,
                           a Colorado corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           HERMES AVIATION, INC.,
                           a California corporation


                           By:
                              --------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           MERCURY AIR CENTER-BIRMINGHAM, LLC,
                           an Alabama limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-BAKERSFIELD, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-BURBANK, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-FRESNO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER-LOS ANGELES, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-ONTARIO, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-SANTA BARBARA, INC.,
                           a California corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-HARTSFIELD, LLC,
                           a Georgia limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-PEACHTREE-
                           DEKALB, LLC,
                           a Georgia limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER- FT. WAYNE, LLC.,
                           an Indiana limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-JACKSON, LLC.,
                           a Mississippi limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-RENO, LLC,
                           a Nevada limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-TULSA, LLC.,
                           an Oklahoma limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-CHARLESTON, LLC.,
                           a South Carolina limited liability company


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-JOHNS ISLAND, LLC.,
                           a South Carolina limited liability company

                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------

                           MERCURY AIR CENTER-NASHVILLE, LLC.,
                           a Delaware limited liability company

                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER-ADDISON, INC.,
                           a Texas corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------


                           MERCURY AIR CENTER -- CORPUS
                           CHRISTI, INC.,
                           a Texas corporation


                           By:
                              -------------------------------------------------
                           Title:
                                 ----------------------------------------------